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PEOPLES BANK            SIMPLE INTEREST          LOAN NUMBER    105800372
P.O. BOX 467            PROMISSORY NOTE          Reference Number  A0000000231
NEWTON, NC 28658                                 Date           10-24-1997
                                                 Loan Amount    1,672,000.00
Borrower(s):                                     Maturity Date  12-01-1997
WHEELS SPORTS GROUP, INC.
1368 SALISBURY RD
MOCKSVILLE, NC 27028-

FOR MONEY BORROWED the undersigned (hereinafter "Borrower" whether one or more), jointly and severally, promises to pay to PEOPLES BANK (hereinafter "Bank"), or order, at any office of Bank, the principal sum of One Million Six Hundred Seventy Two Thousand and 00/100 Dollars ($1,672,000.00), plus interest from and including 10-24-97 at the rate of Peoples Bank's Prime Rate per year, on the unpaid balance until paid. All interest calculations will be based on a 360 day year. Payment shall be made as follows:

                 One Principal payment of $1,672,000.00 and all accrued Interest due on 12-01-1997.

If the Borrower has obtained credit life insurance and/or credit disability insurance, the payment amount set forth above includes the premium for such insurance, which the Borrower agrees to pay.

The amount of the final payment required to discharge the indebtedness in full may be different from any final payment amount set forth above because the schedule set forth above assumes that all amounts will be paid on exact due dates, and interest will accrue daily on the principal balance outstanding. If this obligation has a variable rate, the final payment amount may also be increased or decreased as a result of changes in the interest rate. Notwithstanding anything in this Promissory Note to the contrary, unless sooner due and payable pursuant to the terms of this Promissory Note, all remaining unpaid principal, interest and other sums evidenced by this Promissory Note shall be due and payable in full on the Maturity Date set forth above.

[ ] (Checked if applicable.) In the event accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed or supplemental payments to be determined in the sole discretion of the Bank), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for as long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect the changes in the variable interest rate. In no event shall the fixed payment be reduced below the original fixed payment amount specified above.

[ ] This Promissory Note is secured by N.A. dated _____________________________. The purpose of this loan is SHORT TERM WORKING CAPITAL - Business Use.
[X] Single Advance:   Borrower will receive all of this principal sum on
    10-24-97. No additional advances are contemplated under this
     Promissory Note.
[ ] Multiple Advance: The principal sum shown above is the maximum amount of principal Borrower can borrow under this Promissory Note.
     On _____________ Borrower will receive the amount of $____________________
     and future principal advances are contemplated.

As security for the payment of all present, existing or future debts to Bank, Borrower hereby grants to Bank a security interest in all amounts on deposit with the Bank or owed to Borrower by the Bank. The time for making payments is of the essence. Unless otherwise agreed or required by law, each payment shall be applied in such order and manner as the Bank may elect to unpaid interest, fees, premiums, other charges and to principal. Prepayments may, at the Bank's discretion, be applied in reverse order of the dates periodic payments are due.

[X] VARIABLE RATE TERMS. (Checked if applicable.) If checked, this loan has a variable interest rate, and the provisions set forth in this paragraph are applicable. When used as a variable rate, "Prime Rate" means the "Prime Rate" designated by the Bank from time to time as its "Prime Rate", which is not necessarily the lowest rate charged by the Bank to its borrowers. When used as a variable rate, "WSJ Prime Rate" means the "Prime Rate" published in the "Money Rates" section of the Wall Street Journal, Eastern Edition; provided, however, of more than one "Prime Rate" is so published, the highest "Prime Rate" shall be used. When used as a variable rate, "The Fidelity Money Market Savings Rate" means the rate established by the Bank from time to time in its discretion as the savings rate on its Fidelity Bank Personal Money Market Savings Account. Where this obligation contains a variable rate it is agreed that the rate will change rate on its Fidelity Bank Personal Money Market Savings Account. Where this obligation contains a variable rate it is agreed that the rate will change
    [X]  daily as of the date that the Peoples Bank's Prime Rate changes,
    [ ] as of the first day of the calendar month next following the most recent change in the __________________________________________ or
    [ ] as of the first day of the calendar quarter next beginning after the most recent change in the ___________________________________________.
(Applicable box is checked. If no box is checked, the rate will change daily as of the date the applicable index changes.) The interest rate shall not exceed the maximum rate authorized by applicable law.

Borrower shall be in default upon (a) failure of any Borrower to pay any amount due to the Bank as agreed, (b) failure of any Borrower to comply with any other obligation to the Bank now existing or hereafter arising, including, without limitation, any failure to comply with the requirements obligations, warranties or agreements set forth in any loan agreement, loan commitment, promissory note, deed of trust, security agreement, assignment or any other agreement with the Bank, (c) the death, or declaration of incompetency, of any individual Borrower or any guarantor or other person or entity obligated to pay the indebtedness evidenced hereby (or the dissolution, merger or reorganization or any corporate Borrower or any corporate guarantor or other person or entity obligated to pay the indebtedness evidenced hereby), (d) loss or destruction or any collateral securing payment to the Bank, (e) the filing of any petition in bankruptcy reorganization, or insolvency by or against any Borrower or guarantor or other person or entity obligated to pay the indebtedness evidenced hereby, (f) determination by the Bank that any information supplied to the Bank by the Borrower or any guarantor in connection with this credit is materially false or incomplete, (g) determination by the Bank that the prospect of payment of this obligation is impaired, (h) any guarantor failing to satisfy or comply with the terms of any guaranty agreement in favor of the Bank, or (i) if Bank deeming itself insecure. Upon determination by the Bank of the existence of any such ground for default, the Bank may, without notice, declare all amounts due hereunder, and under any other obligation to the Bank, immediately due and payable. Any failure of the Bank to declare a default, or to otherwise exercise any right or remedy available to it, shall not constitute a waiver by the Bank of any such

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right or remedy. All amounts due to the Bank after the Bank declares Borrower in default shall bear interest at 16% per annum until paid, but not in excess of the maximum rate allowed by law. In addition to all other rights and remedies provided to the Bank herein or by law or equity, in the event of a default hereunder, the Bank, to the fullest extent permitted by applicable law, without advance notice to any Borrower or other person, may set off and apply to the indebtedness evidenced hereby, any and all deposits at any time held and any other indebtedness at any time owing by the Bank to or for the credit of any Borrower or any party obligated to pay this Promissory Note or any portion thereof.

Upon default, and regardless of whether suit is commenced, Borrower agrees to pay the Bank such reasonable attorney fees as may be allowed by law, plus all other expenses reasonably incurred by the Bank (including attorney fees) in exercising its rights or remedies, enforcing its rights against others, or in storing, protecting, or repossessing any collateral.

Unless this Promissory Note is payable in a single payment, and not by installments of interest or principal and interest. Borrower agrees to pay a late fee of 4.00% of the amount of any payment past due for 15 days or more. All parties to this Promissory Note, including each Borrower and any sureties, endorsers, or guarantors hereby waive protest, presentment, notice of dishonor and all other notices required by law. In the event that any payment shall be past due 15 or more days, I agree to pay a Late Charge; Borrower understands that subsequent payments shall be first applied to the past due payment(s).

All parties agree to remain bound hereunder notwithstanding any release of other parties, the release or surrender of collateral, or any extension of time for payment.

Any failure of the Bank to declare a default, or otherwise exercise any right or remedy available to it, shall not constitute a waiver by the Bank of any such right or remedy. All parties to this Promissory Note and Security Agreement, including each Borrower, each Guarantor and any sureties, endorsers, or guarantors hereby waive protest, presentment, notice of dishonor and all other notices required by law. All parties agree to remain bound hereunder notwithstanding any release of other parties, the release or surrender of collateral, or any extension of time for payment. The validity, interpretation and enforcement of this Promissory Note and Security Agreement shall be in accordance with North Carolina law.

This Promissory Note is delivered in and shall be construed under the internal laws and judicial decisions of the State of North Carolina, and, to the extent the same may be applicable, the laws of the United States. In any litigation in connection with or to enforce this Promissory Note against any person, including, but not limited to, any maker, surety, guarantor, or endorser, each such obligor irrevocably consents to and confers personal jurisdiction on the courts of the State of North Carolina or the United States courts located in the State of North Carolina, and expressly waives any objections as to venue in any such courts, and agrees that service of process may be made on such obligor by mailing a copy of the summons and complaint to them by registered or certified mail, return receipt requested. Nothing contained herein shall, however, prevent the Bank or any other holder of this Promissory Note from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable laws.

IN TESTIMONY WHEREOF, each individual Borrower has executed this Agreement under seal, and each Borrower which is not an individual has caused this Agreement to be executed under seal by its duly authorized officer, partner or manager and each person or entity signing which is not a corporation adopts as the seal of such person or entity the word "(SEAL)" appearing beside the name of such person or entity.

                                                                         (SEAL)
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                                         Wheels Sports Group, Inc.
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                                         Name of corporation

                                         /s/ Howard L. Correll      (SEAL)
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Attest                                      Howard L. Correll, President
      ,Secretary (Corporate Seal)
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                                                                         (SEAL)
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                                         Name of Partnership or Limited
                                           Liability Company

                                                                         (SEAL)
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